UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2020

OPIANT PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

233 Wilshire Blvd. Suite 280 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598 5410
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPNT	Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase and Security Agreement

On December 10, 2020 (the “Closing Date”), Opiant Pharmaceuticals, Inc. (the “Company”), entered into a Note Purchase and Security Agreement (the “Loan Agreement”) with a syndicate of Pontifax Medison Finance, a healthcare-dedicated venture and debt fund, and Kreos Capital, Europe’s leading growth debt firm (collectively, the “Lender”).

The Loan Agreement provides for term loans in an aggregate principal amount of up to $50.0 million in three tranches as follows: (a) on the Closing Date, a loan in the aggregate principal amount of $20.0 million, (b) upon the submission of a New Drug Application with the U.S. Food and Drug Administration, a loan in the aggregate principal amount of $10.0 million, and (c) upon FDA approval of an opioid overdose product, a loan in the aggregate principal amount of $20.0 million (each a “Loan, and collectively, the “Loans”).

The outstanding principal of each term Loan bears an average interest rate of 8.75% per annum based on the date of issuance and a year consisting of 365 days. There is an interest-only period of 30 months, with interest on outstanding Loans payable on a quarterly basis based on the principal amount outstanding during the preceding quarter. After the interest-only period, principal of the outstanding Loans is payable in ten equal quarterly installments. All Loans have a maturity date of October 1, 2025.

The Lender may, at its option, elect to convert up to half of the then-outstanding Loans and all accrued and unpaid interest thereon into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The “Conversion Price” shall be $19.64 subject to certain customary adjustments as specified in the Loan Agreement.

The Company’s obligations are secured by a security interest, senior to any current and future debts and to any security interest, in all of Company’s right, title, and interest in, to and under all of Company’s property and other assets, other than its NARCAN® Nasal Spray licensed intellectual property and other limited exceptions specified in the Loan Agreement.

The Loan Agreement contains customary representations, warranties and covenants, including covenants by the Company limiting additional indebtedness, liens, including on intellectual property, guaranties, mergers and consolidations, substantial asset sales, investments and loans, certain corporate changes, transactions with affiliates and fundamental changes. The Loan Agreement provides for events of default customary for term loans of this type, including but not limited to non-payment, breaches or defaults in the performance of covenants, insolvency, bankruptcy and the occurrence of a material adverse effect on the Company.

The Company intends to use the proceeds of the Loans to fund the potential future commercialization of OPNT003, nasal nalmefene, an investigational treatment for opioid overdose, working capital purposes and general corporate purposes.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Loan Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Lender, pursuant to which the Company will be obligated, among other things, to use its commercially reasonable efforts to (i) file a registration statement with the U.S. Securities and Exchange Commission within 60 days following the Closing Date for purposes of registering the shares of Common Stock issuable upon the conversion of the Loans (the “Conversion Shares”) and any other securities issued or issuable with respect to or in exchange for such Conversion Shares, whether by merger, charter amendment or otherwise (ii) make the registration statement declared effective as soon as practicable after filing, and in any event no later than 120 days after the Closing Date, and (iii) maintain the registration until all registrable securities may be sold pursuant to Rule 144 under the Securities Act, without restriction as to volume. The Registration Rights Agreement contains customary terms and conditions for a transaction of this type.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.04    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The shares of Common Stock issuable upon conversion, if any, of the Loans have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent that any shares of Common Stock are issued upon conversion of the Loans, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 4(a)(2).

Item 8.01 Other Events

On December 10, 2020, the Company issued a press release announcing the execution of the Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

4.1	Registration Rights Agreement, dated December 10, 2020, by and among Opiant Pharmaceuticals, Inc. and the parties named therein.
10.1	Note Purchase and Security Agreement, dated December 10, 2020, by and among Opiant Pharmaceuticals, Inc. and the parties named therein.
99.1	Press Release for Opiant Pharmaceuticals, Inc., dated December 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OPIANT PHARMACEUTICALS, INC.
Dated: December 10, 2020
By: /s/ David D. O’Toole
Name: David D. O’Toole
Title: Chief Financial Officer